Filed under 497(k)

Registration No. 333-53589

VALIC Company II

Large Cap Value Fund

(the “Fund”)

Supplement dated March 27, 2018, to the Fund’s Summary Prospectus dated January 1, 2018, as supplemented and amended to date

Tom Perkins intends to retire from Perkins Investment Management LLC prior to the end of 2018. He intends to remain Co-Portfolio Manager to the Fund through June 30, 2018. After June 30, 2018, all references to Tom Perkins in the Fund’s Prospectus are deleted in their entirety.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.